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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 24, 1999



                              APPLIED POWER INC.
            (Exact name of Registrant as specified in its charter)

          Wisconsin                 1-11288                    39-0168610
(State or other jurisdiction    (Commission File             (I.R.S. Employer
     of incorporation)               Number)                Identification No.)



                       N22 W23685 Ridgeview Parkway West
                        Waukesha, Wisconsin  53188-1013

          Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code:  (414) 783-9420
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Item 5.  Other Events.

          The attached press release issued on September 24, 1999, announcing that Applied Power, Inc. has retained Credit Suisse First Boston Corporation as its financial advisor to explore strategic alternatives relating to the company's Industrial business segment, is filed as an exhibit to this report and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits:

          See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    APPLIED POWER INC.



Date:  September 29, 1999           By: /s/ Robert C. Arzbaecher
                                        ------------------------
                                        Robert C. Arzbaecher
                                        Senior Vice President and
                                        Chief Financial Officer
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                              APPLIED POWER INC.
                              (the "Registrant")
                         (Commission File No. 1-11288)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                           Dated September 24, 1999



Exhibit                                        Filed
Number         Description                    Herewith
------         -----------                    --------

99.1           Press Release                     X
               dated September 24,
               1999